Exhibit 99.1



ONE LINK 4 TRAVEL, INC.
STOCK OPTION AGREEMENT

     One Link 4 Travel, Inc. a Delaware corporation (the "Company"), desiring to provide to the person named below (the "Optionee") an opportunity for an investment in the Company and additional incentives for Optionee's efforts on behalf of the Company, hereby grants to the Optionee, and the Optionee hereby accepts, a stock option (the "Option") pursuant to the Company's 2005 Stock Incentive Plan (the "Plan") to purchase the number of shares of the Company's common stock as specified below (the "Option Shares"), during the term ending at midnight (prevailing local time at the Company's principal office) on the expiration date of the Option specified below, at the option exercise price specified below subject to and upon the following terms and conditions:

     1. Identifying Provisions. As used in this Option, the following terms shall have the following respective meanings:

         Optionee:                          _____________

         Type of Option:   [Check One]      ____________ ISO    ________ Non-ISO

         Date of Grant::                    ________, 2005

         Option Shares:                     _____________

         Exercise Price:                    $_____________

         Expiration Date:                   ______________

         Exercisability Schedule:

                Installment
         (Number of Option Shares)           First Date Exercisable
                                             The first anniversary of the
                                             Date of Grant

  35 equal installments of _____ shares      _________   __,   ____   for  the
                                             first of the 35 installments  and
                                             the  __ day of  each of the
                                             succeeding  34 calendar months for
                                             one of the remaining 34
                                             installments
 Final installment of ____ shares             __________ __, ____



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     2. Exercisability. Each installment of the Option (and "Installment")
indicated under the caption "Installment" in the Exercisability Schedule in
Section 1 may be exercised only (a) on or after the date shown in the corresponding column on the Exercisability Schedule under the caption "First Date Exercisable" in Section 1, and (b) on or before the Expiration Date. No Installment may be exercised before its First Date Exercisable or after the Expiration Date. An Installment which is not exercised on or before the Expiration Date shall expire at midnight on the Expiration Date. Each Installment of the Option shall be subject to expiration before the Expiration Date as provided in Section 5.

     3. Exercise Of Option.

          (a) All or part of the Option may be exercised by delivering to the Secretary of the Company (i) a Notice And Agreement Of Exercise Of Option, substantially in the form attached hereto as Exhibit A, specifying the number of Option Shares with respect to which the Option is being exercised, and (ii) full payment for these shares. Payment shall be made by certified or bank cashier's check or by a wire transfer of immediately available funds.

          (b) Promptly following receipt of the Notice And Agreement Of Exercise Of Option together with the full payment of the Option Price for the Option Shares being purchased, the Company shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.


          (c) During the lifetime of the Optionee, the Options shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Options.

          (d) No Option may be exercised unless the shareholders of the Company approve the Plan.


     4. Withholding Taxes. The Company may take such steps as it deems necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Option including, but not limited to, the withholding of all or any portion of any payment owed by the Company to the Optionee or the withholding of issuance of Option Shares to be issued upon the exercise of the Option.

     5. Expiration of Installments. If the Optionee's "Continuous Status as an Employee or Consultant" as defined in the Plan is terminated for any reason at a time when any Installment of the Option has not been exercised:

          (a) Each Installment which is not yet exercisable as of the date of Optionee's termination (the "Termination Date") shall expire on the Termination Date; and

          (b) Each Installment which is exercisable as of the Termination Date shall expire 90 days after the Termination Date unless termination is due to the Optionee's death or disability in which event the expiration shall be 180 days after the Termination Date.



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     6. Securities Laws Requirements. No Option Share shall be issued unless and until, in the opinion of the Company, there has been full compliance with any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any securities exchange on which stock of the same class has been listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery. Pursuant to the terms of the Notice And Agreement Of Exercise Of Option (Exhibit A) that shall be delivered to the Company upon each exercise of the Option, the Optionee shall acknowledge, represent, warrant and agree as follows:

          (a) All Option Shares shall be acquired solely for the account of the Optionee for investment purposes only and with no view to their resale or other distribution of any kind (Note: This provision will be applicable only if the issuance of the Option Shares is not registered at the time of exercise of the Options);

          (b) No Option Share shall be sold or otherwise distributed in violation of the Securities Act of 1933 or any other applicable federal or state securities laws;

          (c) The Optionee shall report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and

          (d) If and so long as the Optionee is subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), he shall (i) be aware that any sale by him or his immediate family of shares of the Company's common stock or any of the Option Shares within six months before or after any transaction deemed to be a "purchase" of an equity security of the Company may create liability for him under Section 16(b) of the Exchange Act, (ii) consult with his counsel regarding the application of Section 16(b) of the Exchange Act prior to any exercise of the Options, and prior to any sale of shares of the Company's common stock or the Option Shares, (iii) furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iv) timely file all reports required under the federal securities laws.

          (e) No Option Shares may be sold, transferred or otherwise disposed of prior to six months from the Date of Grant.

     The restrictions described in Sections 6(a), (b), (c), (d), and (e) above, or notice thereof, may be placed on the certificates representing the Option Shares purchased, and the Company may refuse to issue the certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

     7. Transferability. The Option shall not be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution. Except as provided in the preceding sentence, any attempt to transfer the Option shall void the Option.

     8. Adjustment By Stock Split, Stock Dividend, Etc. If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its Common Stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and nonassessable, at the time of such occurrence, and the Option Price shall be adjusted accordingly.


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     9. Change in Control. In the event of a Change in Control of the Company as defined in the Plan, all Installments which have not been exercised, expired pursuant to Section 2 or terminated pursuant to Section 5, and whether or not the First Date Exercisable for the Installment has occurred, shall be purchased by the Company for an amount of cash or other property equal in amount or value to the positive amount, if any, by which the Exercise Price of the Option Shares is exceeded by the Fair Market Value of the Option Shares subject to the Installments; provided that in the context of a Change in Control involving a sale, exchange or distribution with respect to the Common Stock of the Company, the Fair Market Value of the Option Shares shall equal the consideration the Optionee would have received for the Option Shares had the Optionee held the Option Shares subject to the Installments on the date of the Change in Control and participated in the transactions which resulted in the Change in Control.
The preceding sentence shall not apply if the Option Committee has taken one or more of the following actions prior to the Change in Control: (i) cause the Option to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options, or the substitution for the Option of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided, (ii) accelerate the time at which the Option then may be exercised so that the Option may be exercised for a limited period of time on or before the date of the Change in Control.

     10. Common Stock To Be Received Upon Exercise. Optionee understands that the Company is under no obligation to register the issuance of the Option Shares, the resale of the Option Shares, or the Option Shares, under the Securities Act of l933, as amended (the "Securities Act"), and that in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the Securities Act. The Company is under no obligation to comply, or to assist the Optionee in complying, with any exemption from such registration requirement, including supplying the Optionee with any information necessary to permit routine sales of the Option Shares under Rule l44 of the Securities and Exchange Commission. Optionee also understands that with respect to Rule l44, routine sales of securities made in reliance upon such Rule can be made only in limited amounts in accordance with the terms and conditions of the Rule, and that in cases in which the Rule is inapplicable, compliance with another exemption under the Securities Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Securities Act or an exemption from registration.

     11. Privilege Of Ownership. Optionee shall not have any of the rights of a stockholder with respect to the shares covered by the Options except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Options.

     12. Notices. Any notices and other communications required or permitted to be given under this Agreement shall be in writing, shall be deemed to have been given to a party on the date of service if delivered personally, if delivered to the address designated below, or if delivered by facsimile to the number designated below, or shall be deemed to have been given on the fifth day after mailing by registered or certified mail, postage prepaid, if mailed to the party to whom notice is to be given, and shall be addressed as follows:


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                  (a) if to the Company:

                           One Link 4 Travel, Inc.
                           One Market Plaza
                           Spear Tower, 36th Floor
                           San Francisco, CA 94105
                           Facsimile:  (415) 982-1401

                  (b) if to the Optionee: At the address listed below his name on the last page of this Agreement.

Any party may change its address for purposes of this Section 11 by giving the other parties written notice of the new address in the manner set forth above.

     13. No Right to Continue as Employee or Consultant. Nothing in this Agreement shall be considered to confer on the Optionee any right to continue as an employee or consultant of the Company or to limit the Company's right to terminate the Optionee.

     14. 2005 Stock Incentive Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board of Directors of the Company, or its Committee established for such purposes is vested with final authority to interpret and construe the Plan or this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Optionee at the Company's principal office.

     15. General Provisions. This instrument, together with the Plan, (a) contains the entire agreement between the parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver, (c) shall be construed in accordance with, and governed by, the laws of Delaware, and (d) shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

     16. Effective Date. This Agreement shall not become effective until (i) the Plan is approved by the Company's shareholders, and (ii) the Optionee accepts this Agreement by returning a copy of this Option to the Company completed and signed below by the Optionee and, if the Optionee is married, by the Optionee's spouse. When the shareholders approve the Plan and Optionee so accepts this Agreement, this Agreement shall become effective retroactive to the Date of Grant without the necessity of further action by either the Company or the Optionee.

                                                    ONE LINK 4 TRAVEL, INC.



                                            By:      ________________________
                                                     F. W. Guerin, CEO

I accept this Stock Option Agreement and agree to be bound by all of its terms. I acknowledge receipt of a copy of the One Link 4 Travel, Inc. 2005 Stock Incentive Plan.

                  |_|      I am not married.

                  |_|      I am married to                                .
                                           -------------------------------


                           Address:
                                           -----------------------------------

                                           -----------------------------------

             Social Security Number:
                                           -----------------------------------



     I am the spouse of the Optionee. I have read the Stock Option Agreement, and I understand that the Option is not transferable. I agree to be bound by the Stock Option Agreement insofar as I may have any interest in the Option as the Optionee's spouse.



                         ______________________________

     EXHIBIT A

               (To One Link 4 Travel, Inc. Stock Option Agreement)

                             ONE LINK 4 TRAVEL, INC.
                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION

     I hereby exercise my Option dated __________ as to ______ shares of the common stock (the "Option Shares") of One Link 4 Travel, Inc. (the "Company") at a purchase price of $____ per share. The total exercise price for these Option Shares is $_________. Enclosed is payment in the form of _________________.

     Enclosed are the documents and payment specified in Section 3 of my Option Agreement.

     I understand that no Option Shares will be issued unless and until, in the opinion of the Company, there has been full compliance with any applicable registration requirements of the Securities Act of l933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery. I hereby acknowledge, represent, warrant and agree, to and with the Company as follows:

     a. The Option Shares I am purchasing are being acquired for my own account for investment purposes only and with no view to their resale or other distribution of any kind, and no other person (except, if I am married, my spouse) will own any interest therein. (Note: This provision to be included only if issuance of Option Shares is not registered at the time of exercise.)

     b. I will not sell, transfer or dispose of my Option Shares in violation of the Securities Act of l933, as amended, or any other applicable federal or state securities laws.

     c. I will not sell, transfer, or otherwise dispose of any Option Shares prior to six months from the Date of Grant.

     d. I will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     e. I agree that the Company may, without liability for its good faith actions, place legend restrictions upon my Option Shares and issue "stop transfer" instructions requiring compliance with applicable securities laws and the terms of my Option Agreement.

     f. If and so long as I am subject to reporting requirements under Section l6(a) of the Securities Exchange Act of l934, as amended (the "Exchange Act"), I recognize that any sale by me or my immediate family of the Company's common stock may create liability for me under Section l6(b) of the Exchange Act ("Section l6(b)"). Therefore, I have consulted with my counsel regarding the application of Section l6(b) to this Option.

     g. I will consult with my counsel regarding the application of Section l6(b) before I sell any shares of the Company's common stock, including the Option Shares, and I will furnish the Company with a copy of each Form 4 and Form 5 filed by me and will timely file all reports that I may be required to file under the federal securities laws.

     The number of Option Shares specified above are to be issued in the name or names set forth below in the left-hand column.


_______________________________            _____________________________________
   (Print Your Name)                                    Signature

                                           _____________________________________
(Print Name of spouse if you                             Address
  wish joint registration)

                                           _____________________________________
                                                City, State and Zip Code










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